UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2024

PAM TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PTSI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Officers and Exclusive Forum

On February 15, 2024, the Board of Directors (the “Board”) of P.A.M. Transportation Services, Inc. (the “Company”) approved and adopted the Second Amended and Restated By-Laws of the Company (the “Bylaws”), effective immediately. The Bylaws amend and restate the Amended and Restated By-Laws, as amended, which were originally adopted on December 6, 2007, to update and modernize certain provisions of the Bylaws consistent with current law, technology and practices. Among other things, the amendments to the Bylaws:

•	permit shareholder meetings to be held by means of remote communication if authorized by the Board in its discretion;
•	permit the Board and chairman of any shareholders’ meeting to prescribe certain rules for the conduct of shareholder meetings;
•	add details regarding the execution, delivery and irrevocability of shareholder proxies and require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white;
•	adopt advance notice procedures that require shareholders to notify and provide certain information to the Company not less than 90 days nor more than 120 days prior to a shareholder meeting for an item of business or director nominee proposed by the shareholder outside of the Company’s proxy materials to be properly brought before such meeting;
•	address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by (a) clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements, and (b) providing that if any shareholder fails to comply with the requirements of Rule 14a-19, then the Company will disregard the nomination of each of the director nominees proposed by such shareholder and any proxies or votes solicited for such nominees;
•	require the Board to call a special meeting of the Board if requested by a majority of our directors (instead of any two directors) and require the request to be in writing;
•	confer general execution authority to certain officers on the Company’s behalf;
•	incorporate prior Bylaw amendments; and
•	make other technical, modernizing and clarifying changes that are consistent with current Company practices and Delaware law.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amended and Restated By-Laws of the Registrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: February 22, 2024	By:	/s/ Lance K. Stewart
Lance K. Stewart Vice President of Finance, Chief Financial Officer, and Treasurer

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